Exhibit 10.1

FORM OF COMPANY STOCKHOLDER SUPPORT AGREEMENT

This Company Stockholder Support Agreement, dated as of March 30, 2023 (this “Agreement”), by and between Diffusion Pharmaceuticals, Inc., a Delaware corporation (“Parent”), and the Person set forth on Schedule A hereto (“Stockholder”).

RECITALS

WHEREAS, concurrently herewith, (i) Parent, (ii) EIP Pharma, Inc., a Delaware corporation (the “Company”), and (iii) Dawn Merger Sub Inc., a Delaware corporation and wholly-owned Subsidiary of Parent (“Merger Sub”), are entering into an Agreement and Plan of Merger (the “Merger Agreement”; capitalized terms used but not defined in this Agreement shall have the respective meanings ascribed to them in the Merger Agreement), pursuant to which, among other things, and subject to the terms and conditions set forth therein: (i) in accordance with the General Corporation Law of the State of Delaware (“DGCL”) Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a direct wholly owned Subsidiary of Parent;

WHEREAS, as of the date hereof, Stockholder is the record and “beneficial owner” (within the meaning of Rule 13d‑3 promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) of shares of capital stock of the Company (“Shares”) as set forth on Schedule A hereto (together with any other equity securities of the Company, the power to dispose of or the voting power over which is acquired by Stockholder during the period from and including the date hereof through and including the Termination Date (as defined below), the “Covered Shares”);

WHEREAS, as a condition and material inducement to Parent’s willingness to enter into the Merger Agreement and to proceed with the transactions contemplated thereby, including the Merger, Parent has required Stockholder to enter into this Agreement; and

WHEREAS, Stockholder acknowledges that Parent is entering into the Merger Agreement in reliance on the representations, warranties, covenants and other agreements of Stockholder set forth in this Agreement and would not enter into the Merger Agreement if Stockholder did not enter into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent and Stockholder hereby agree as follows:

1.    Agreement to Vote. Subject to the terms and conditions set forth herein, during the period beginning on the date hereof and ending on the Termination Date, at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned, postponed, reconvened or recessed meeting) (a “Stockholder Meeting”) however called for the purpose of considering or voting on the Merger, or in connection with any written consent of the stockholders of the Company in connection with the approval of the Merger, Stockholder irrevocably and unconditionally agrees that he, she or it shall, or shall cause the holder of record of the Covered Shares, on each record date relevant to such a stockholder vote or approval to:

(a)    when a Stockholder Meeting is held, appear at such meeting in person or represented by a duly executed and non-revoked proxy or otherwise cause the Covered Shares entitled to vote thereat to be counted as present thereat for the purpose of establishing a quorum, and respond to each request by the Company for written consent, if any, and

(b)    vote (whether by ballot at a meeting or by proxy), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all Covered Shares entitled to vote thereat:

(i)    in favor of the Merger and any other matters necessary or advisable for consummation of the Merger and the other transactions contemplated in the Merger Agreement that is presented by the Company for a vote of its stockholders (including, but not limited to, any motion by the chairman of the Stockholder Meeting to adjourn, reconvene, recess or otherwise postpone such meeting), and

(ii)    against approval of any proposal made in opposition to, or in competition with, the Merger Agreement, the consummation of the Merger or any of the transactions contemplated by the Merger Agreement or this Agreement.

(c)    Any vote required to be cast or consent required to be executed pursuant to this Section 1 shall be cast or executed in accordance with the applicable procedures relating thereto so as to ensure that the Covered Shares are duly counted for purposes of determining that a quorum is present (if applicable) and for purposes of recording the results of that vote or consent.

(d)    Except as set forth in Section 1(a), Stockholder shall retain at all times the right to vote the Covered Shares (or abstain from voting) in Stockholder’s sole discretion and without any other limitation on those matters other than those set forth in Section 1(a) that are at any time or from time to time presented for consideration to the Company stockholders. This Agreement is intended to bind Stockholder as a stockholder of the Company only with respect to the specific matters set forth in Section 1(a).

2.    Grant of Irrevocable Proxy; Appointment of Proxy.

(a)    Stockholder hereby revokes (or agrees to cause to be revoked) any proxies that Stockholder has heretofore granted with respect to the Covered Shares (other than pursuant to the Voting Agreement, dated March 2, 2018, by and among the Company and each investor thereto, as amended by that certain Omnibus Amendment to Investors’ Rights Agreement and Voting Agreement, dated December 10, 2018 (the “Voting Agreement”)) on those matters set forth in Section 1(a). Stockholder hereby grants to, and appoints, Parent as Stockholder’s irrevocable (until the Termination Date) proxy and attorney-in-fact (with full power of substitution) to (i) attend any and all meetings of the Company’s stockholders, held for the purpose of voting on those matters set forth in Section 1(a), (ii) vote, express consent or dissent or issue instructions to the record holder to vote the Covered Shares in accordance with the provisions of Section 1(a) at any and all such meetings of the Company’s stockholders or in connection with any action sought to be taken by written consent of the Company’s stockholders without a meeting in connection with the matters set forth in Section 1(a), and (iii) grant or withhold, or issue instructions to the record holder to grant or withhold, in accordance with the provisions of Section 1(a), all written consents with respect to the Covered Shares at any and all meetings of the Company’s stockholders or in connection with any action sought to be taken by written consent of the Company’s stockholders without a meeting in connection with the matters set forth in Section 1(a). Stockholder intends this proxy to be irrevocable (until the Termination Date) (and as such shall survive and not be affected by the death, incapacity, mental illness or insanity of Stockholder, as applicable) and coupled with an interest and will take such further action or execute such other instruments as may be reasonably necessary to effectuate the intent of this proxy. Parent agrees not to exercise the proxy granted herein for any purpose other than the purposes described in this Agreement. Parent acknowledges and agrees that Stockholder may vote the Covered Shares on all other matters not referred to in Section 1(a).

(b)    The proxy granted in this Section 2 shall automatically expire upon the termination of this Agreement in accordance with Section 3.

(c)    Stockholder hereby affirms that the proxy set forth in this Section 2 is given in connection with and granted in consideration of and as an inducement to Parent and Merger Sub to enter into the Merger Agreement and that such proxy is given to secure the obligations of Stockholder under Section 1(a).

(d)    With respect to any Covered Shares that are owned beneficially by Stockholder but are not held of record by Stockholder (other than shares beneficially owned by Stockholder that are held in the name of a bank, broker or nominee), Stockholder shall take all action necessary to cause the record holder of such Covered Shares to grant the irrevocable proxy and take all other actions provided for in this Section 2 with respect to such Covered Shares.

3.    Termination. This Agreement and the proxy granted herein shall terminate automatically without any notice or other action by any Person upon the earliest of: (a) the Effective Time, and (b) the termination of the Merger Agreement in accordance with its terms (such earliest date being referred to herein as the “Termination Date”); provided, that any liability incurred by any party hereto as a result of a willful breach of a term or condition of this Agreement prior to such termination shall survive the termination of this Agreement and the provisions set forth in Sections 12 through 26 (inclusive) shall survive any termination of this Agreement.

4.    Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Parent as follows:

(a)    Stockholder is the record and beneficial owner of, and has good and valid title to, the Covered Shares, free and clear of Liens other than (i) as created by this Agreement, (ii) pursuant to any applicable restrictions on transfer under the Securities Act of 1933, as amended (the “Securities Act”), (iii) subject to any risk of forfeiture or repurchase rights of Company with respect to any Covered Shares granted to Stockholder under an employee benefit plan of Company and (iv) as provided in the Certificate of Incorporation or the bylaws of Company, as amended or the Investor Agreements. Other than as provided in the Investor Agreements, Stockholder has sole voting power, sole power of disposition, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Covered Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. Other than as provided in the Investor Agreements, the Covered Shares are not subject to any voting trust agreement or other Contract to which Stockholder is a party restricting or otherwise relating to the voting or Transfer (as defined below) of the Covered Shares. Other than as provided in the Investor Agreements, Stockholder has not appointed or granted any proxy or power of attorney that is still in effect with respect to any Covered Shares, except as contemplated by this Agreement. As of the date of this Agreement, no Affiliate of Stockholder owns, of record or beneficially, any Equity Interests of the Company. For purposes of this Agreement, “Equity Interests” shall mean any share of capital stock of the Company or any securities (including debt securities) convertible into, or exchangeable or exercisable for, any such shares of capital stock or any options, warrants, calls, subscriptions or other rights, convertible securities, agreements or commitments obligating such Person to issue, transfer or sell any shares of capital stock or other equity interest in the Company.

(b)    Stockholder, if not a natural person, is duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Stockholder, the performance by Stockholder of its obligations hereunder and the consummation by Stockholder of the transactions contemplated hereby have been duly and validly authorized by Stockholder and no other actions or proceedings on the part of Stockholder are necessary to authorize the execution and delivery by Stockholder of this Agreement, the performance by Stockholder of its obligations hereunder or the consummation by Stockholder of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Stockholder and, assuming due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar Laws relating to or affecting creditors’ rights and remedies generally, or by general equity principles.

(c)    Except for the applicable requirements of the Exchange Act and including the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) thereunder), (i) no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary on the part of Stockholder for the execution, delivery and performance of this Agreement by Stockholder or the consummation by Stockholder of the transactions contemplated hereby and (ii) neither the execution, delivery or performance of this Agreement by Stockholder nor the consummation by Stockholder of the transactions contemplated hereby nor compliance by Stockholder with any of the provisions hereof shall (A) conflict with or violate, any provision of the organizational documents of Stockholder, (B) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on such property or asset of Stockholder pursuant to, any Contract to which Stockholder is a party or by which Stockholder or any property or asset of Stockholder is bound or affected or (C) violate any Law applicable to Stockholder or any of Stockholder’s properties or assets except, in the case of clauses (B) and (C), for breaches, violations or defaults that would not, individually or in the aggregate, materially impair the ability of Stockholder to perform its obligations hereunder.

(d)    There is no action, suit, investigation, complaint or other proceeding pending against Stockholder or, to the knowledge of Stockholder, threatened against Stockholder that restricts or prohibits (or, if successful, would restrict or prohibit) the exercise by Parent of its rights under this Agreement or the performance by Stockholder of its obligations under this Agreement, or that could reasonably be expected to prevent, delay or impair the ability of Stockholder to perform Stockholder’s obligations hereunder.

(e)    No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by the Merger Agreement or this Agreement based upon arrangements made by or on behalf of Stockholder.

(f)    Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement and the representations and warranties of Stockholder contained herein.

(g)    Stockholder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act. Stockholder has completed and delivered the Accredited Investor Questionnaire (as defined herein), to Parent in accordance with Section 5(c) of this Agreement, and the information about Stockholder set forth in the Accredited Investor Questionnaire is accurate and complete in all respects.

(h)    Stockholder will acquire the shares of Parent Common Stock to be issued as consideration in the Merger (the “Merger Consideration Shares”) for investment for Stockholder’s own account and not with a view to or for distributing or reselling such shares of or any part thereof in violation of applicable securities laws, including the Securities Act, and has no present intention of distributing any of such shares in violation of applicable securities laws, and has no arrangement, agreement, or understanding (directly or indirectly) with any other Person regarding the distribution of any such shares.

(i)    Stockholder (A) is knowledgeable and experienced in financial and business matters, (B) is capable of evaluating the merits and risks of an investment in Parent and (C) is relying solely upon Stockholder’s own independent investigations and business judgment and knowledge concerning the business, financial condition and prospects of Parent and its Subsidiaries and the accuracy or sufficiency of such information in making the decision to acquire the Merger Consideration Shares. Stockholder confirms that Stockholder has not relied upon, and acknowledges that no representation or warranty is being made to Stockholder relating to, the Merger Consideration Shares, Parent, the Surviving Corporation any Subsidiary of Parent or any of their respective assets of businesses.

(j)    Stockholder understands that an investment in Parent is a speculative investment which involves a high degree of risk of loss of Stockholder’s investment therein. Stockholder has the financial ability to bear the economic risk of such investment for an indefinite period of time, including the risk of a complete loss of Stockholder’s investment in Parent.

5.    Certain Covenants of Stockholder. Stockholder, hereby covenants and agrees as follows:

(a)    Prior to the termination of this Agreement in accordance with Section 3, and except as contemplated hereby and by the Merger Agreement, Stockholder shall not (i) tender into any tender or exchange offer, (ii) sell (constructively or otherwise), transfer, pledge, hypothecate, grant, encumber, assign or otherwise dispose of (collectively “Transfer”), or enter into any contract, option, agreement or other arrangement or understanding with respect to the Transfer of any of the Covered Shares, beneficial ownership or voting power thereof or therein (including by operation of law), or any interest therein, or any economic or voting rights with respect thereto, (iii) grant or permit the grant of any proxies or powers of attorney, deposit or permit the deposit of any Covered Shares into a voting trust or enter into a voting agreement or arrangement with respect to any Covered Shares or (iv)  take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of impeding, preventing or disabling Stockholder from performing its obligations under this Agreement. Any Transfer in violation of this provision shall be null and void. If so requested by Parent, Stockholder agrees that any certificates representing Covered Shares shall bear a legend stating that they are subject to this Agreement and to the irrevocable proxy granted in Section 2(a).

(b)    Notwithstanding anything to the contrary in this Agreement, Stockholder may Transfer any or all of the Covered Shares, in accordance with applicable Law to one or more stockholders of the Company or to an affiliated entity under common control with Stockholder; provided, however, that a Transfer referred to in this sentence shall be permitted only if, (X) as a precondition to such Transfer, the transferee agrees in a written document, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement to the same extent as Stockholder (a “Joinder”), and (Y) such Transfer is effected no later than three (3) Business Days prior to the record date for any Stockholder Meeting (or any adjournment or postponement thereof) and does not delay, hinder or impede (1) the timely voting or consent of the Covered Shares in accordance with Section 1(a) or (2) the consummation of the Merger.

(c)    Concurrently with the execution and delivery of this Agreement, Stockholder has delivered, or caused to be delivered, to Parent, a validly completed and duly executed Accredited Investor Questionnaire, in the form attached hereto as Schedule B (the “Accredited Investor Questionnaire”), certifying that Stockholder is an “accredited investor”, as such term is defined in Rule 501(a) of Regulation D under the Act.

6.    Certain Adjustments to Covered Shares. In the event of any stock split, dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Covered Shares or the acquisition by Stockholder or any of its Affiliates of other Equity Interests of the Company, (i) Stockholder shall promptly notify Parent in writing, (ii) the type and number of Covered Shares shall be adjusted appropriately, (iii) promptly following any such acquisition by an Affiliate (other than a Transfer which shall be governed by Section 5 above) Stockholder shall cause such Affiliate to duly execute and deliver to Parent a Joinder and (iv) this Agreement and the obligations hereunder shall automatically attach to any additional Equity Interests issued to or acquired by Stockholder or such Affiliate, as applicable, and shall be deemed to be Covered Shares for all purposes hereunder.

7.    Stockholder Capacity. This Agreement is being entered into by Stockholder solely in its capacity as a stockholder of the Company, and nothing in this Agreement shall restrict or limit the ability of such Stockholder, any of its Affiliates, or any of their respective directors, officers or employees who is a director or officer (or equivalent) or other fiduciary of the Company or any of its Subsidiaries, as applicable, to take any action in his or her capacity as a director or officer (or equivalent) or other fiduciary of the Company or any of its Subsidiaries. Notwithstanding anything in this Agreement to the contrary, Stockholder shall have no liability to Parent, Merger Sub or any of their Affiliates under this Agreement as a result of any action or inaction by Stockholder, any of its Affiliates, or any of their respective directors, officers or employees acting in his, her or its capacity as a director, officer or other fiduciary of the Company.

8.    Waiver of Dissenters’ Rights and Actions. Stockholder hereby agrees (i) not to, directly or indirectly, commence or cause to be commenced any claim, derivative or otherwise, against Parent, the Company or any of their respective successors, or (ii) not to, directly or indirectly, commence (or cause to be commenced) or participate in, and to take all actions necessary to opt out of, any class in any class action with respect to, any claim, derivative or otherwise, against Parent, the Company or any of their respective successors, in each case of clause (i) and (ii), (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement, (B) alleging a breach of any fiduciary duty of the Company’s board of directors in connection with its approval of the Merger or the Merger, (C) making any claim with respect to SEC disclosure (or other disclosure to the Company’s stockholders) in connection with the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, or (D) making any aiding and abetting or similar claim against Parent, the Company or any of their respective Affiliates or representatives, in connection with the foregoing; provided, however, that Stockholder may defend against, contest or settle any such action, claim, suit or cause of action brought against Stockholder that relates solely to Stockholder’s capacity as a director, officer or a securityholder of the Company. Stockholder has received and had the opportunity to review Section 262 of the DGCL Stockholder affirmatively, irrevocably, unconditionally and forever waives, and agrees to cause to be waived, and to prevent the exercise of, any appraisal, dissenter’s or similar rights under applicable Law or the organizational documents of the Company, including, without limitation, pursuant to Section 262 of the DGCL, that Stockholder may have with respect to the Merger Agreement and the transactions contemplated thereby, including the Merger, by virtue of the record or beneficial ownership of any Company capital stock and withdraws all written objections to the Merger or any other transactions contemplated by the Merger Agreement and/or demands for fair value or appraisal, if any, with respect to the Company capital stock owned by Stockholder that are entitled to vote on the Merger, and acknowledges that Stockholder is thereby not entitled to any appraisal, dissenters’ or similar rights under applicable Law or the organizational documents of the Company with respect to the Merger, (ii) acknowledges and agrees that Stockholder will take no action with regard to pursuing any claim against Parent, the Surviving Corporation or any of their respective Affiliates, and (iii) confirms that Stockholder has no objections to the Merger and has not made any demand for appraisal, if any, with respect to the shares of Company capital stock owned by Stockholder.

9.    No Solicitation. Stockholder hereby represents and warrants that Stockholder has read Section 6.2 (No Company Solicitation) of the Merger Agreement and agrees not to engage in any actions prohibited thereby.

10.    Disclosure. Stockholder hereby (i) authorizes Parent and the Company to publish and disclose in any announcement or disclosure required by applicable Law in connection with the Merger or any transactions contemplated by the Merger Agreement, in each case, to the extent required by applicable Law, (A) Stockholder’s identity and direct and indirect ownership of the Covered Shares, (B) the nature of Stockholder’s commitments, arrangements, understandings and obligations under this Agreement and/or (C) the text of this Agreement, and (ii) agrees as promptly as practicable to notify Parent and the Company of any required corrections with respect to any written information supplied by Stockholder specifically for use in any such disclosure document.

11.    Further Assurances. From time to time, at the request of Parent and without further consideration, but without being required to incur any cost or expense, Stockholder shall take such further action as may reasonably be necessary or desirable to consummate and make effective the transactions contemplated by this Agreement.

12.    Non-Survival of Representations and Warranties. The representations and warranties of Stockholder contained herein shall not survive the termination of this Agreement pursuant to and in accordance with Section 3 of this Agreement.

13.    Amendment and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each party and otherwise as expressly set forth herein.

14.    Waiver. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of a party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party.

15.    Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, by email or sent by certified, registered or express air mail, postage prepaid, and shall be deemed given and delivered when so delivered personally, or if sent by email upon such transmission (provided that no “bounce back” or similar message of non-delivery is received with respect thereto), or if mailed by overnight courier service guaranteeing next day delivery, one (1) Business Day after deposited with such service, or if mailed in any other way, then three (3) Business Days after mailing, as follows (or to such other address or email address as any party hereto shall notify the other parties hereto in accordance with this Section 15), or to such other address or electronic mail address for a party hereto as shall be specified in a notice given in accordance with this section:

(i)	If to Stockholder, to the address set forth below Stockholder’s name on its signature page.

(ii)	If to Parent:

Diffusion Pharmaceuticals Inc.

300 East Main Street, Suite 201

Charlottesville, VA

Attention:	Robert J. Cobuzzi, Jr., Ph.D. William R. Elder
Email:	rcobuzzi@diffusionpharma.com welder@diffusionpharma.com

with a copy to (which shall not constitute notice):

Dechert LLP
3 Bryant Park
1095 Avenue of the Americas
New York, NY 10036

Attention:	David S. Rosenthal John Alessi
Email:	david.rosenthal@dechert.com john.alessi@dechert.com

16.    Entire Agreement. This Agreement and the Merger Agreement constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof.

17.    Third-Party Beneficiaries. The Company and each of its successors and assigns is an express third-party beneficiary of, with rights to enforce, this Agreement to the same extent as if it was initially a party hereto.

18.    Governing Law. This Agreement and all claims or causes of action based upon, arising out of, or related to this Agreement or any document, certificate or instrument delivered in connection herewith, or the transactions contemplated by this Agreement, including the negotiation, execution or performance of this Agreement (whether in contract, tort or otherwise), shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to any applicable conflicts of Law principles that would require the application of the substantive Laws of another jurisdiction.

19.    Submission to Jurisdiction. Each party agrees that it will bring any Action or proceeding in respect of any Action arising out of or relating to this Agreement or the transactions contemplated hereby exclusively in Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware, or in the event (but only in the event) that such Court of Chancery declines to accept jurisdiction over such action or proceeding, any federal court within the State of Delaware or the Complex Commercial Litigation Division of the Superior Court of the State of Delaware located in New Castle County (the “Chosen Courts”), and, in connection with claims based upon, arising under or related to this Agreement or the transactions that are the subject of this Agreement, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 15.

20.    Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW AT THE TIME OF INSTITUTION OF THE APPLICABLE LITIGATION, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) EACH PARTY (I) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (II) MAKES THIS WAIVER VOLUNTARILY, AND (III) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.

21.    Assignment; Successors. Except as otherwise provided herein, this Agreement may not, without the prior written consent of all parties hereto, be assigned, directly or indirectly, by operation of law or otherwise, and any attempted assignment shall be null and void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, successors, permitted assigns and legal representatives. Except as set forth in Section 10 and Section 17, this Agreement shall be for the sole benefit of the parties hereto and their respective heirs, successors, permitted assigns and legal representatives and is not intended, nor shall be construed, to give any Person, other than the parties hereto and their respective heirs, successors, permitted assigns and legal representatives, any legal or equitable right, remedy or claim hereunder.

22.    Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by the parties in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction and that this shall include the right of each party to cause the other party to fully perform the terms of this Agreement to the fullest extent permissible pursuant to this Agreement and applicable Law and to thereafter cause this Agreement and the transactions contemplated by this Agreement to be consummated on the terms and subject to the conditions thereto set forth in this Agreement. Such remedies shall be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise. The parties hereto agree that the right of specific performance and other equitable relief is an integral part of the transactions contemplated by this Agreement and without that right, neither party would have entered into this Agreement. Each of the parties hereby waives (i) any defenses in any action for specific performance, including the defense that a remedy at Law would be adequate and agree not to raise any objections to the availability of the equitable remedy of specific performance and (ii) any requirement under any Law to post a bond or other security as a prerequisite to obtaining equitable relief.

23.    Severability. The invalidity of any portion of this Agreement by a court of competent jurisdiction shall not affect the validity, force or effect of the remaining portions of this Agreement. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by applicable Law.

24.    Counterparts. This Agreement and any signed agreement or instrument entered into in connection with this Agreement may be executed in two or more counterparts, each such counterpart being deemed to be an original instrument and all such counterparts together constituting the same agreement and, to the extent signed and delivered by means of a facsimile machine or telecopy, by email delivery of a “.pdf” or “.jpg” format data file or by any electronic signature complying with the U.S. federal ESIGN Act of 2000, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or telecopy, email delivery of a “.pdf” or “.jpg” format data file or electronic signature complying with the U.S. federal ESIGN Act of 2000 to deliver a signature to this Agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or telecopy, email delivery of a “.pdf” or “.jpg” format data file or by any electronic signature complying with the U.S. federal ESIGN Act of 2000 as a defense to the formation of a contract and each party hereto forever waives any such defense.

25.    No Presumption Against Drafting Party. Each of the parties to this Agreement acknowledges that it has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

26.    No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of, or with respect to, any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to Stockholder, and this Agreement shall not confer any right, power or authority upon Parent or any other Person (a) to direct Stockholder in the voting of any of the Covered Shares, nor to have authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company, except as otherwise provided herein with respect to the Covered Shares, or (b) in the performance of any of Stockholder’s duties or responsibilities as a stockholder of the Company.

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IN WITNESS WHEREOF, each of Parent and Stockholder have caused this Agreement to be duly executed as of the date first written above.

DIFFUSION PHARMACEUTICALS INC.

By:
Name:
Title:

STOCKHOLDER:

[Name of Entity, if Stockholder is an Entity]

[By:]
Name:	[Name of Stockholder if an individual / Name of Signatory, if Signing on Behalf of an Entity]
[Title:]

Address for Notices:

Email:

[Signature Page to Company Stockholder Support Agreement]

Schedule A

Covered Shares

Name of Stockholder	Type of Security / No. Shares
[ ]	[ ]

Schedule B

Accredited Investor Questionnaire

The undersigned (the “Undersigned”) is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), because the Undersigned falls within one or more of the following categories (check applicable box(es)). This questionnaire is being delivered pursuant to the Company Stockholder Support Agreement, dated as of March ___, 2023, by and between Diffusion Pharmaceuticals Inc., a Delaware corporation, and the Undersigned (the “Support Agreement”). Unless the context otherwise requires, capitalized terms used in this questionnaire and not defined in this questionnaire have the respective meaning given to such terms in the Support Agreement.

All of your statements in this questionnaire will be treated confidentially (collectively, the “Investor Information”). However, you understand and agree that upon giving prior notice to you, Parent and any agent thereof may present the Investor Information to such parties as they deem appropriate to establish that the issuance of shares of Parent common stock pursuant to the Merger (a) if applicable, is exempt from the registration requirements of the Securities Act and (b) meets the requirements of applicable state securities laws; provided, however, that Parent or its agent need not give prior notice before presenting the Investor Information to its legal, accounting and financial advisors or those of the Company.

(Please check one or more boxes as applicable)

(a)    A bank (as defined in Section 3(a)(2) of the Securities Act) or a savings and loan association or other institution (as defined in Section 3(a)(5)(A) of the Securities Act), whether acting in regard to this investment in its individual or a fiduciary capacity. ☐

(b)    A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended. ☐

(c)    An insurance company (as defined in Section 2(a)(13) of the Act). ☐

(d)    An investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). ☐

(e)    A business development company (as defined in Section 2(a)(48) of the Investment Company Act). ☐

(f)    A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended, or a Rural Business Investment Company (as defined in Section 384A of the Consolidated Farm and Rural Development Act). ☐

(g)    An investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) or registered pursuant to the laws of a state or an investment adviser relying on the exemption from registering with the Securities and Exchange Commission under Section 203(l) or (m) of the Advisers Act. ☐

(h)    An employee benefit plan established and maintained by a state, any of its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of $5,000,000. ☐

Schedule B

(i)    An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, (i) if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (ii) if the employee benefit plan has total assets in excess of $5,000,000 or, (iii) if a self-directed plan, with investment decisions made solely by persons that are accredited investors. ☐

If the Undersigned checked this statement due to clause (iii) above or the Undersigned is otherwise a participant directed plan, please provide a list of all decision-makers and a completed Investor Questionnaire from each decision maker.

(j)    A private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended). ☐

(k)    An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, limited liability company, partnership or Massachusetts or similar business trust, or partnership, in each case not formed for the specific purpose of acquiring the Merger Consideration Shares, with total assets in excess of $5,000,000. ☐

(l)    Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director executive officer, or general partner of a general partner of that issuer. ☐

(m)    An individual (or the grantor, in the case of a revocable grantor trust) whose net worth, or joint net worth with the Undersigned’s spouse or spousal equivalent* at the time of purchase, exceeds $1,000,000. For purposes of determining the Undersigned’s net worth, the Undersigned must exclude the value of his or her primary residence and any indebtedness secured by the primary residence up to its fair market value (i.e., any indebtedness secured by the residence that is in excess of the value of the home should be considered a liability and deducted from the Undersigned’s net worth). The Undersigned must also subtract from his or her net worth any indebtedness secured by his or her primary residence that was obtained within the sixty days preceding the effective date of his or her subscription, unless such indebtedness was used to acquire the residence (in which case, the rule set forth in the preceding sentence would govern the application of such indebtedness when calculating the Undersigned’s net worth). ☐

(n)    A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with such person’s spouse or spousal equivalent* in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. ☐

(o)    A natural person (or the grantor, in the case of a revocable grantor trust) holding in good standing a Series 7, 65 and/or 82 license and/or such other professional certification(s) or designation(s) or credential(s) from an accredited educational institution that the Securities and Exchange Commission has designated as qualifying an individual for accredited investor status (please specify in the space provided): ________________________________________________________. ☐

(p)    A trust, other than an employee benefit trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Merger Consideration Shares, whose purchase of the Merger Consideration Shares is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act. ☐

(q)    A “family office,” as defined in Rule 202(a)(11)(G)-1 under the Advisers Act, in each case not formed for the specific purpose of acquiring the Merger Consideration Shares, with total assets under management in excess of $5,000,000 and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment. ☐

(r)    A “family client,” as defined in Rule 202(a)(11)(G)-1 under the Advisers Act, of a family office meeting the requirements in clause (q) and whose prospective investment in the Merger Consideration Shares is directed by such family office by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment. ☐

(s)    An entity, of a type not listed above, not formed for the specific purpose of acquiring the Merger Consideration Shares, with total investments (as defined in Rule 2a51-1(b) under the Investment Company Act) in excess of $5,000,000. ☐

(t)    An entity in which all of the equity owners fit into at least one of the categories listed under paragraphs (a) through (t) above. ☐

(u)    None. ☐

*“Spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.

“Bad Actor” Status. Are you subject to any conviction, order, injunction, judgment, decree, suspension, expulsion, bar, investigation, or any other “bad actor” disqualification event described in Rule 506(d)(1) of Regulation D (as detailed in Annex A hereto)? Please answer “Yes” if any of statements (i) through (viii) in Annex A apply to you.

Yes  ☐                  No  ☐

The Undersigned agrees and acknowledges that Parent will be relying on the information contained in this questionnaire in connection with a determination of whether Undersigned is an Accredited Investor as such term is defined under Regulation D under the Securities Act. The Undersigned understands that this questionnaire is a request for information and is not an offer to sell, a solicitation of an offer to buy or a sale of any securities. The Undersigned also understands that the Undersigned may be required to furnish additional supporting documentation reasonably requested by Parent in order to verify the responses of the Undersigned in this questionnaire and agrees to promptly furnish such information to Parent or its advisors.

[Signature Page Follows]

IN WITNESS WHEREOF, the Undersigned has executed this Accredited Investor Questionnaire this _______ day of ______________, 202___.

The investor is (check one):

_____ One or more individuals _____ An entity

STOCKHOLDER:

Full Name (individual or entity – please print):

Signature

Name of Authorized Representative (if applicable)

Title of Authorized Representative (if applicable)

Capacity in which investment is made (individual, joint tenant, trustee etc.)

SPOUSE:[1]

Full Name

Signature

Date

1 Stockholder’s spouse needs only sign this Accredited Investor Questionnaire if Stockholder is a natural person proving its accredited investor status based on joint income or joint net worth with the spouse under box (i) or (ii). A spouse who signs this Accredited Investor Questionnaire makes all representations set out in this Accredited Investor Questionnaire, including those relating to joint income or joint net worth, as applicable.

Schedule B

Annex A to Schedule B

“Bad Actor” Status

The “Bad Actor” disqualification provisions of Rule 506(d) of Regulation D, promulgated under the Securities Act of 1933, as amended (the “Securities Act”), may apply if you:

(i)          Have been convicted, within the last ten years, of any felony or misdemeanor:

(A)	In connection with the purchase or sale of any security;

(B)	Involving the making of any false filing with the U.S. Securities and Exchange Commission (the “SEC”); or

(C)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(ii)          Are subject to any order, judgment or decree of any court of competent jurisdiction, entered within the last five years, that, as of the date hereof, restrains or enjoins you from engaging or continuing to engage in any conduct or practice:

(A)	In connection with the purchase or sale of any security;

(B)	Involving the making of any false filing with the SEC; or

(C)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(iii)        Are subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

(A)	As of the date hereof, bars you from:

(1)	Association with an entity regulated by such commission, authority, agency, or officer;

(2)	Engaging in the business of securities, insurance or banking; or

(3)	Engaging in savings association or credit union activities; or

(B)	Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within the last ten years;

(iv)          Are subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78o(b) or 78o-4(c)) or section 203(e) or (f) of the Investment Advisers Act of 1940, as amended (15 U.S.C. 80b-3(e) or (f)) that, as of the date hereof:

(A)	Suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;

(B)	Places limitations on your activities, functions or operations; or

(C)	Bars you from being associated with any entity or from participating in the offering of any penny stock;

(v)          Are subject to any order of the SEC entered within the last five years that, as of the date hereof, orders you to cease and desist from committing or causing a violation or future violation of:

(A)

Any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act (15 U.S.C. 77q(a)(1)), section 10(b) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78j(b)) and 17 CFR 240.10b-5, section 15(c)(1) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78o(c)(1)) and section 206(1) of the Investment Advisers Act of 1940, as amended (15 U.S.C. 80b-6(1)), or any other rule or regulation thereunder; or

(B)	Section 5 of the Securities Act (15 U.S.C. 77e);

(vi)          Are suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(vii)          Have filed (as a registrant or issuer), or were an underwriter in or named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within the last five years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, as of the date hereof, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(viii)          Are subject to a United States Postal Service false representation order entered within the last five years, or are, as of the date hereof, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

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